UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2006

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On February 22, 2006, Cisco Systems, Inc. (the “Company”) entered into an Indenture (the “Indenture”) with Deutsche Bank Trust Company Americas, as trustee thereunder, in connection with the offer and sale of $500,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2009, $3,000,000,000 of the Company’s 5.25% Senior Notes due 2011 and $3,000,000,000 aggregate principal amount of the Company’s 5.50% Senior Notes due 2016 (the “Offering”). A description of the material terms of the Indenture and related notes is contained in Item 1.01 to the Company’s current report on Form 8-K, filed with the Commission on February 21, 2006, and such description is incorporated by reference into this Form 8-K in its entirety. Such description is a summary and is qualified in its entirety by the Indenture and forms of notes, filed herewith as Exhibit No. 4.1 and Exhibit No. 4.2 and incorporated by reference herein.

In connection with the Offering, the Company is filing the Indenture and forms of notes as Exhibit No. 4.1 and Exhibit No. 4.2 to this Form 8-K, which are incorporated by reference in their entirety into the Company’s registration statement on Form S-3 (File No. 333-131723).

Item 8.01. Other Events.

In connection with the Offering, the Company is filing a legal opinion and consent as Exhibit No. 5.1 and Exhibit No. 23.1 to this Form 8-K, which are incorporated by reference in their entirety into the Company’s registration statement on Form S-3 (File No. 333-131723).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Indenture, dated February 22, 2006, between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.2	Forms of Global Note for the Company’s Floating Rate Notes due 2009, 5.25% Senior Notes due 2011 and 5.50% Senior Notes due 2016 (contained in Exhibit No. 4.1).

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Fenwick & West LLP (contained in Exhibit No. 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: February 22, 2006	By:	/s/ Betsy Rafael
	Name:	Betsy Rafael
	Title:	Vice President, Corporate Controller, and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated February 22, 2006, between the Company and Deutsche Bank Trust Company Americas, as trustee.

4.2	Forms of Global Note for the Company’s Floating Rate Notes due 2009, 5.25% Senior Notes due 2011 and 5.50% Senior Notes due 2016 (contained in Exhibit No. 4.1).

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Fenwick & West LLP (contained in Exhibit No. 5.1).